UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2015

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

DAVIDSON MULTI-CAP EQUITY FUND
ANNUAL REPORT
For the year ended
June 30, 2015

Dear Shareholder:

As the Davidson Multi-Cap Equity Fund (the “Fund”) enters its sixth year, we would like to take this opportunity to express our gratitude for your continued trust and confidence. The Fund has surpassed $100 million in total net assets. This actively-managed strategy, unconstrained by market capitalization and style classification, has resonated well with investors; we look forward to continued growth of both assets and shareholders in our offering.

PERFORMANCE OVERVIEW

The Russell 3000® Index, the benchmark for the Fund, finished the fiscal year ended June 30, 2015 up 7.29%. The Class A shares of the Fund generated a total return of 1.02% on a fully-loaded basis and 6.34% on a no-load* basis during the fiscal year ended June 30, 2015. The Class C shares generated a total return of 4.54% on a fully-loaded basis and a total return of 5.54% on a no-load* basis, and the Class I shares generated a total return of 6.61% for the fiscal year.

The Information Technology sector was the Fund’s primary contributor to performance over the past year. Fortinet, Inc. reported robust first quarter results across all geographies and product lines, and increased full-year guidance, supported by accelerated billing growth. Shares of Informatica Corporation rose after the company agreed to be acquired by the Permira Funds, a private equity fund group, and the Canada Pension Plan Investment Board; the transaction is expected to be completed later this year. Fleetmatics Group PLC reported robust quarterly results with better than expected margins and also reported a favorable long-term outlook for the business at the company’s first analyst day event. Consumer Staples holding Archer-Daniels-Midland Company also performed well over this time period. The company reported better than expected second quarter results, citing strong ethanol demand, as well as improvement in U.S. grain export volumes. Further, the company divested its international chocolate business in the first half of fiscal 2015. We ultimately exited our position in the stock, taking advantage of the increased stock price. The Consumer Discretionary sector was our primary detractor from performance, with shares of Twenty-First Century Fox, Inc. (“Twenty-First Century”), Ford Motor Company (“Ford”), and Buffalo Wild Wings, Inc. (“Buffalo Wild Wings”) declining. Twenty-First Century reported tepid quarterly results, which were hampered by the broadcasting segment; declining advertising revenue also added to investor uncertainty. Ford issued tepid 2015 guidance, given weakness in Russia and South America, as well as tempered 2015 expectations for North America. Buffalo Wild Wings reported disappointing first quarter results reflecting comp deceleration, increased wing costs and labor cost headwinds.

Key to the Fund’s investment philosophy is active portfolio management. We firmly believe that in order for us to have the potential to outperform the Fund’s benchmark, we need to take a different approach to constructing the Fund’s portfolio. Our “go-anywhere” strategy gives us the flexibility to invest in areas of the market where we see the greatest opportunities for our shareholders. This flexibility is carefully balanced with a disciplined approach to risk management, another key tenet of our investment philosophy. We seek to mitigate uncompensated risk in the Fund in a number of ways. First, we strive to keep the Fund fully invested, adding value through stock selection rather than market timing. Second, we will consistently diversify across all economic sectors; though we may emphasize or deemphasize a particular sector at times based on our outlook, we are not sector rotators. Lastly, our position sizes within the portfolio are commensurate with our view of potential risk; larger, more established companies tend to be larger positions, while smaller companies with a higher degree of potential risk will be smaller positions within the portfolio. As the equity market becomes more fully valued, we feel that our approach to risk-aware, active management can add value to the portfolio and affords us the flexibility to navigate in these often volatile market conditions.

MARKET PERSPECTIVE

Over the past year, markets have been fixated on the statements of the U.S. Federal Reserve Board (the “Fed”) and the timing of interest rate hikes. Anticipated moves from the Fed, ongoing issues in Europe with Greece, and growth concerns in China are likely to result in continued volatility in not only stock and bond values, but also foreign currency and commodity prices. However, we expect to see improved economic statistics for the remainder of the year as employment continues to expand at a healthy pace, bank lending improves and housing continues to recover.

By year-end, we will likely see the first rate hike by the Fed since 2006, albeit at a very low level. This would be another important step in reversing the extraordinary intervention by the Fed during the financial crisis. We believe the U.S. economy can maintain its positive growth trajectory; however, the potential for policy missteps or impacts from external factors outside the U.S. remain key risk factors as we enter this next phase of recovery. While we believe the market is presenting some unique investment opportunities at this time, valuations are no longer inexpensive across the board, which supports a higher degree of selectivity in investment decisions.

IN CLOSING

As Davidson Funds enters a new year, dynamic financial markets will continue to provide challenges and opportunities. Across various macroeconomic cycles and ever-evolving markets, the Fund’s approach to investing – truly active, long-term, and risk-aware portfolio management – remains consistent.

We thank you again for the trust you have placed in us; the continued support of our shareholders truly remains our greatest asset. As always, please feel free to contact us with any questions or comments you may have.

Sincerely,

Andrew I. Davidson
President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Investments in exchange-traded funds (“ETFs”), are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered investment advice.

Diversification does not assure a profit or protect against a loss in a declining market.

*The no-load basis refers to the performance with front-end and back-end sales loads waived. The fully-loaded returns reflect a 5.00% sales load for Class A shares and a 1.00% deferred sales load for Class C shares.

Davidson Investment Advisors, Inc. is the advisor to the Fund, which is distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund
EXPENSE EXAMPLE at June 30, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A, Class C, and Class I at the beginning of the period and held for the entire period (1/1/15 – 6/30/15).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15%. 1.90%, and 0.90% per the operating expenses limitation agreement for the Class A, Class C, and Class I, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual	$1,000.00	$1,021.80	$5.76
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
EXPENSE EXAMPLE at June 30, 2015 (Unaudited), continued

Class C

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual	$1,000.00	$1,018.20	$9.51
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	$9.49

*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Class I

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/15	6/30/15	1/1/15 – 6/30/15
Actual	$1,000.00	$1,023.20	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
Comparison of the change in value of a hypothetical $10,000 investment in the Davidson Multi-Cap Equity Fund - Class A vs. the Russell 3000® Index

Average Annual Total Return:			Since Inception
	1 Year	5 Years	8/11/2008	7/1/2009	10/30/2013
Class A (with sales load)	1.02%	15.91%	8.54%	—	—
Class A (without sales load)	6.34%	17.11%	9.35%	—	—
Class C (with deferred sales load)	4.54%	16.24%	—	15.43%	—
Class C (without deferred sales load)	5.54%	16.24%	—	15.43%	—
Class I	6.61%	—	—	—	11.32%
Russell 3000® Index	7.29%	17.54%	9.48%	17.13%	11.99%

Total Annual Fund Operating Expenses : 1.38% (Class A); 2.13% (Class C); 1.15% (Class I)

Performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 332-0529.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 5.00% sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within seven calendar days, or to redemptions made within twelve months following purchases of $1 million or more without an initial sales charge. Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Davidson Multi-Cap Equity Fund
SECTOR ALLOCATION OF PORTFOLIO ASSETS at June 30, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2015

Shares	COMMON STOCKS - 96.54%	Value

	Aerospace and Defense - 2.01%
18,410	United Technologies Corp.	$2,042,221
	Air Freight and Logistics - 1.42%
8,505	FedEx Corp.	1,449,252
	Automobiles - 1.51%
102,365	Ford Motor Co.	1,536,499
	Banks - 8.04%
40,820	First Republic Bank	2,572,885
42,700	JPMorgan Chase & Co.	2,893,352
48,315	Wells Fargo & Co.	2,717,236
		8,183,473
	Beverages - 1.88%
20,530	PepsiCo, Inc.	1,916,270
	Biotechnology - 4.09%
11,235	Amgen, Inc.	1,724,797
20,775	Gilead Sciences, Inc.	2,432,337
		4,157,134
	Capital Markets - 3.53%
41,015	Morgan Stanley	1,590,972
25,930	State Street Corp.	1,996,610
		3,587,582
	Chemicals - 2.98%
20,335	E.I. du pont de Nemours & Co.	1,300,423
14,455	Praxair, Inc.	1,728,095
		3,028,518
	Communications Equipment - 1.96%
72,450	Cisco Systems, Inc.	1,989,477
	Diversified Telecommunication Services - 1.87%
36,049	Level 3 Communications, Inc. (a)	1,898,701
	Electrical Equipment - 1.99%
29,995	Eaton Corp PLC (b)	2,024,362

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2015, continued

Shares	COMMON STOCKS - 96.54% - continued	Value

	Energy Equipment and Services - 1.55%
25,500	Baker Hughes, Inc.	$1,573,350
	Food Products - 2.33%
42,545	General Mills, Inc.	2,370,607
	Health Care Equipment and Supplies - 2.15%
15,455	Becton, Dickinson & Co.	2,189,201
	Health Care Providers and Services - 4.17%
28,107	Express Scripts Holding Co. (a)	2,499,837
14,350	Laboratory Corporation of America Holdings (a)	1,739,507
		4,239,344
	Hotels, Restaurants, and Leisure - 1.75%
11,390	Buffalo Wild Wings, Inc. (a)	1,784,699
	Household Durables - 1.46%
54,455	D.R. Horton, Inc.	1,489,889
	Household Products - 3.30%
19,605	Church & Dwight Co., Inc.	1,590,554
13,465	Energizer Holdings, Inc.	1,771,321
		3,361,875
	Industrial Conglomerates - 4.58%
14,355	3M Co.	2,214,976
91,825	General Electric Co.	2,439,790
		4,654,766
	Insurance - 2.02%
40,055	Principal Financial Group, Inc.	2,054,421
	Internet Software and Services - 3.40%
2,324	Google, Inc. - Class A (a)	1,255,053
4,243	Google, Inc. - Class C (a)	2,208,524
		3,463,577
	Life Sciences Tools and Services - 2.04%
16,195	Waters Corp. (a)	2,079,114

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2015, continued

Shares	COMMON STOCKS - 96.54% - continued	Value

	Machinery - 1.95%
31,160	PACCAR, Inc.	$1,988,320
	Media - 6.42%
98,840	Interpublic Group of Cos., Inc.	1,904,647
13,620	Time Warner Cable, Inc.	2,426,675
67,630	Twenty-First Century Fox, Inc. - Class A	2,201,018
		6,532,340
	Multi-Utilities - 1.89%
19,420	Sempra Energy	1,921,415
	Oil, Gas, and Consumable Fuels - 5.94%
15,579	Chevron Corp.	1,502,906
27,120	Devon Energy Corp.	1,613,369
20,585	Exxon Mobil Corp.	1,712,672
45,850	Marathon Oil Corp.	1,216,859
		6,045,806
	Real Estate Investment Trusts (REITs) - 3.33%
111,725	Redwood Trust, Inc.	1,754,082
75,885	Starwood Property Trust, Inc.	1,636,839
		3,390,921
	Semiconductors & Semiconductor Equipment - 2.15%
40,445	Silicon Laboratories, Inc. (a)	2,184,434
	Software - 9.70%
49,710	Fleetmatics Group PLC (a)(b)	2,327,919
55,590	Fortinet, Inc. (a)	2,297,535
62,695	Informatica Corp. (a)	3,038,827
21,875	Intuit	2,204,344
		9,868,625
	Specialty Retail - 1.89%
37,235	Dicks Sporting Goods, Inc.	1,927,656

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
SCHEDULE OF INVESTMENTS at June 30, 2015, continued

Shares	COMMON STOCKS - 96.54% - continued	Value

	Technology Hardware, Storage & Peripherals - 3.24%
26,251	Apple, Inc.	$3,292,532

	TOTAL COMMON STOCKS (Cost $68,411,492)	98,226,381

	SHORT-TERM INVESTMENTS - 3.42%
3,481,054	Fidelity Institutional Government Portfolio - Class I, 0.01% (c)	3,481,054
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,481,054)	3,481,054

	Total Investments in Securities (Cost $71,892,546) - 99.96%	101,707,435
	Other Assets in Excess of Liabilities - 0.04%	37,155
	NET ASSETS - 100.00%	$101,744,590

	(a) Non-income producing security. (b) U.S. traded security of a foreign issuer. (c) Rate shown is the 7-day annualized yield as of June 30, 2015.

	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2015

ASSETS
Investments in securities, at value (identified cost $71,892,546)	$101,707,435
Receivables
Dividends and interest	92,259
Fund shares sold	162,893
Prepaid expenses	32,150
Total assets	101,994,737

LIABILITIES
Payables
Fund shares redeemed	11,072
12b-1 fees	92,512
Advisory fees	39,602
Administration fees	33,372
Transfer agent fees and expenses	22,704
Audit fees	22,200
Fund accounting fees	17,723
Shareholder reporting	4,316
Custody fees	3,473
Chief Compliance Officer fee	2,250
Legal fees	718
Miscellaneous	205
Total liabilities	250,147

NET ASSETS	$101,744,590

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$53,418,673
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,326,527
Net asset value and redemption price per share	$22.96
Maximum offering price per share (Net asset value per share divided by 95.00%)	$24.17

Class C
Net assets applicable to shares outstanding	$23,335,294
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,041,192
Net asset value and offering price per share (Note 1)	$22.41

Class I
Net assets applicable to shares outstanding	$24,990,623
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,089,385
Net asset value, redemption and offering price per share	$22.94

COMPONENTS OF NET ASSETS
Paid-in capital	$71,216,647
Accumulated net realized gain on investments	713,054
Net unrealized appreciation on investments	29,814,889
Net assets	$101,744,590

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF OPERATIONS For the Year Ended June 30, 2015

INVESTMENT INCOME
Dividends	$1,341,143
Interest	217
Total investment income	1,341,360

Expenses
Advisory fees (Note 4)	614,424
Distribution fees - Class A (Note 5)	127,633
Distribution fees - Class C (Note 5)	218,015
Administration fees (Note 4)	129,116
Transfer agent fees and expenses (Note 4)	94,748
Fund accounting fees (Note 4)	70,979
Registration fees	49,521
Audit fees	24,300
Custody fees (Note 4)	16,136
Reports to shareholders	11,865
Legal fees	9,647
Chief Compliance Officer fee (Note 4)	9,000
Trustee fees	8,925
Other expenses	6,948
Insurance expense	3,477
Total expenses	1,394,734
Less: advisory fee waiver (Note 4)	(198,344)
Net expenses	1,196,390
Net investment income	144,970

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,828,296
Net change in unrealized appreciation on investments	2,852,680
Net realized and unrealized gain on investments	5,680,976
Net Increase in Net Assets Resulting from Operations	$5,825,946

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2015	June 30, 2014

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$144,970	$707,923
Net realized gain on investments	2,828,296	2,135,208
Net change in unrealized appreciation on investments	2,852,680	13,487,470
Net increase in net assets resulting from operations	5,825,946	16,330,601

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(446,480)	(336,346)
Class C	(61,159)	(11,220)
Class I	(254,786)	(62,747)
From net realized gain on investments
Class A	(1,733,495)	(2,069,771)
Class C	(779,247)	(715,356)
Class I	(783,333)	(285,356)
Total distributions to shareholders	(4,058,500)	(3,480,796)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	13,470,691	10,987,669

Total increase in net assets	15,238,137	23,837,474

NET ASSETS
Beginning of year	86,506,453	62,668,979
End of year	$101,744,590	$86,506,453

Undistributed net investment income at end of year	$—	$516,702

(a) A summary of share transactions is as follows:

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class A
	Year Ended		Year Ended
	June 30, 2015		June 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	380,979	$8,593,177	354,868	$7,443,312
Shares issued on reinvestments of distributions	98,429	2,119,171	96,523	1,979,685
Shares redeemed	(297,540)	(6,811,913)	(853,726)	(17,778,209)
Net increase	181,868	$3,900,435	(402,335)	$(8,355,212)

	Class C
	Year Ended		Year Ended
	June 30, 2015		June 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	170,504	$3,760,672	161,162	$3,302,405
Shares issued on reinvestments of distributions	38,949	821,811	35,332	711,248
Shares redeemed**	(64,737)	(1,448,182)	(69,276)	(1,427,820)
Net increase	144,716	$3,134,301	127,218	$2,585,833

** Net of redemption fees of		$—		$23

	Class I
			October 30, 2013*
	Year Ended		to
	June 30, 2015		June 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	307,365	$7,008,418	810,188	$16,884,023
Shares issued on reinvestments of distributions	44,704	960,242	17,014	348,104
Shares redeemed**	(67,465)	(1,532,705)	(22,421)	(475,079)
Net increase	284,604	$6,435,955	804,781	$16,757,048

** Net of redemption fees of		$70		$—

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class A FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended June 30,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$22.61	$18.99		$15.78	$16.55	$12.51

Income from investment operations:
Net investment income	0.06 ^	0.22	^	0.17	0.09	0.06
Net realized and unrealized gain on investments	1.31	4.43		3.41	0.06	4.00
Total from investment operations	1.37	4.65		3.58	0.15	4.06

Less distributions:
From net investment income	(0.21)	(0.14)		(0.11)	(0.08)	(0.02)
From net realized gain on investments	(0.81)	(0.89)		(0.26)	(0.84)	(0.00)#
Total distributions	(1.02)	(1.03)		(0.37)	(0.92)	(0.02)

Net asset value, end of year	$22.96	$22.61		$18.99	$15.78	$16.55

Total return	6.34%	25.06%		23.01%	1.64%	32.47%

Ratios/supplemental data:
Net assets, end of year (thousands)	$53,419	$48,498		$48,355	$36,483	$28,568
Ratio of expenses to average net assets:
Before fee waiver	1.36%	1.38%		1.42%	1.51%	1.67%
After fee waiver	1.15%	1.15%		1.15%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets:
Before fee waiver	0.05%	0.80%		0.73%	0.24%	(0.13)%
After fee waiver	0.26%	1.03%		1.00%	0.60%	0.39%
Portfolio turnover rate	13.91%	11.59%		21.49%	13.95%	19.34%

^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class C FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.11	$18.61	$15.52	$16.33	$12.42

Income from investment operations:
Net investment income/(loss)	(0.11)^	0.07 ^	0.04	(0.02)	(0.05)
Net realized and unrealized gain on investments	1.28	4.33	3.35	0.06	3.96
Total from investment operations	1.17	4.40	3.39	0.04	3.91

Less distributions:
From net investment income	(0.06)	(0.01)	(0.04)	(0.01)	—
From net realized gain on investments	(0.81)	(0.89)	(0.26)	(0.84)	(0.00)#
Total distributions	(0.87)	(0.90)	(0.30)	(0.85)	(0.00)#

Redemption fees retained	—	0.00 #^	—	—	—

Net asset value, end of year	$22.41	$22.11	$18.61	$15.52	$16.33

Total return	5.54%	24.13%	22.06%	0.90%	31.50%

Ratios/supplemental data:
Net assets, end of year (thousands)	$23,335	$19,825	$14,314	$10,800	$10,277
Ratio of expenses to average net assets:
Before fee waiver	2.11%	2.13%	2.16%	2.27%	2.42%
After fee waiver	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income/(loss) to average net assets:
Before fee waiver	(0.69)%	0.11%	(0.01)%	(0.53)%	(0.88)%
After fee waiver	(0.48)%	0.34%	0.25%	0.16%	(0.36)%
Portfolio turnover rate	13.91%	11.59%	21.49%	13.95%	19.34%

^ Per share numbers have been calculated using the average shares method.
# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund - Class I FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

		October 30, 2013*
	Year Ended	through
	June 30, 2015	June 30, 2014
Net asset value, beginning of period	$22.59	$21.21

Income from investment operations:
Net investment income ^	0.12	0.23
Net realized and unrealized gain on investments	1.30	2.24
Total from investment operations	1.42	2.47

Less distributions:
From net investment income	(0.26)	(0.20)
From net realized gain on investments	(0.81)	(0.89)
Total distributions	(1.07)	(1.09)

Redemption fees retained	0.00 #^	—

Net asset value, end of period	$22.94	$22.59

Total return	6.61%	12.15	% ‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$24,991	$18,183
Ratio of expenses to average net assets:
Before fee waivers	1.11%	1.15	% †
After fee waivers	0.90%	0.90	% †
Ratio of net investment income to average net assets:
Before fee waivers	0.32%	1.38	% †
After fee waivers	0.53%	1.63	% †
Portfolio turnover rate	13.91%	11.59	% ‡

* Commencement of operations.
^ Per share numbers have been calculated using the average shares method.
‡ Not annualized.
† Annualized.
# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2015

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund’s investment objective is to seek long-term capital appreciation. The Fund currently offers Class A shares, Class C shares, and Class I shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will assess Class C redemptions a 1.00% contingent deferred sales charge on shares held for twelve months or less, unless the dealer of record waived its commission. The Fund’s Class A shares, Class C shares, and Class I shares commenced operations on August 11, 2008, July 1, 2009, and October 30, 2013, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2012-2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2015, continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended June 30, 2015, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed	Accumulated Net
Net Investment	Realized
Income/(Loss)	Gain/(Loss)
$100,753	$(100,753)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 calendar days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the year ended June 30, 2015, the Class I shares retained $70 in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of June 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2015, continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$13,271,083	$—	$—	$13,271,083
Consumer Staples	7,648,752	—	—	7,648,752
Energy	7,619,156	—	—	7,619,156
Financials	17,216,397	—	—	17,216,397
Health Care	12,664,793	—	—	12,664,793
Industrials	12,158,922	—	—	12,158,922
Information Technology	20,798,644	—	—	20,798,644
Materials	3,028,518	—	—	3,028,518

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2015, continued

	Level 1	Level 2	Level 3	Total

Telecommunication Services	1,898,701	—	—	1,898,701
Utilities	1,921,415	—	—	1,921,415
Total Common Stocks	98,226,381	—	—	98,226,381
Short-Term Investments	3,481,054	—	—	3,481,054
Total Investments in Securities	$101,707,435	$—	$—	$101,707,435

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at June 30, 2015, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended June 30, 2015.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2015, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the year ended June 30, 2015, the Fund incurred $614,424 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s Class A, Class C, and Class I net annual operating expenses to 1.15%, 1.90%, and 0.90%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended June 30, 2015, the Advisor reduced its fees and absorbed Fund expenses in the amount of $198,344. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2016	$141,618
2017	171,720
2018	198,344
$511,682

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2015, continued

For the year ended June 30, 2015, the Fund incurred the following expenses for administration, transfer agency, fund accounting, custody and chief compliance officer fees:

Administration	$129,116
Transfer Agency (a)	83,823
Fund Accounting	70,979
Custody	16,136
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses

At June 30, 2015, the Fund had payables due to USBFS for administration, transfer agency, fund accounting, to U.S. Bank, N.A. for custody fees, and chief compliance officer fees in the following amounts:

Administration	$33,372
Transfer Agency (a)	20,478
Fund Accounting	17,723
Custody	3,473
Chief Compliance Officer	2,250

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Fund that it has received $158,383 in front-end sales charges resulting from sales of Class A shares. For the year ended June 30, 2015, the Distributor paid front-end sales charges of $151,754 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year’s service and distribution fees on Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the year ended June 30, 2015, the Distributor paid DAD $27,868 in up-front sales commissions on Class C shares.

Certain officers of the Fund are employees of the Administrator.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of the Class A and Class C shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended June 30, 2015, the Class A shares and Class C shares paid the Distributor $127,633 and $218,015, respectively.

Davidson Multi-Cap Equity Fund NOTES TO FINANCIAL STATEMENTS at June 30, 2015, continued

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $23,113,228 and $12,809,283, respectively.

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 was as follows:

	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
Ordinary income	$1,151,737	$968,350
Long-term capital gains	2,906,763	2,512,446

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$71,918,450

Gross tax unrealized appreciation	31,001,893
Gross tax unrealized depreciation	(1,212,908)
Net tax unrealized appreciation (a)	29,788,985

Undistributed ordinary income	186,318
Undistributed long-term capital gain	552,640
Total distributable earnings	738,958

Other accumulated gains/(losses)	-
Total accumulated earnings/(losses)	$30,527,943

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and REIT adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Davidson Multi-Cap Equity Fund

We have audited the accompanying statement of assets and liabilities of the Davidson Multi-Cap Equity Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davidson Multi-Cap Equity Fund as of June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2015

Davidson Multi-Cap Equity Fund
NOTICE TO SHAREHOLDERS at June 30, 2015 (Unaudited)

     For the year ended June 30, 2015, the Fund designated $1,151,737 as ordinary income and $2,906,763 as long-term capital gains for purposes of the dividends paid deduction.

     For the year ended June 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Fund was 100.00%.

     For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2015 was 100.00%.

     The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 42.55%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2015

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Householding

     In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Independent Trustees(1)

Gail S. Duree (age 68) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since March 2014.	Director, Alpha Gamma Delta Housing Corporation (collegiate housing management) (2012 to present); Trustee and Chair (2000 to 2012), New Covenant Mutual Funds (1999-2012); Director and Board Member, Alpha Gamma Delta Foundation (philanthropic organization) (2005 to 2011).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2012, New Covenant Mutual Funds.

Donald E. O’Connor (age 79) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Trustee, The Forward Funds (33 portfolios).

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Independent Trustees(1)- continued

George J. Rebhan (age 80) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Interested Trustee
Joe D. Redwine(4) (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Term of Office
Name, Address and Age	Position Held with the Trust	and Length of Time Served	Principal Occupation During Past Five Years
Officers

Joe D. Redwine (age 67) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 47) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 53) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Kevin J. Hayden (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2005 to present).

Albert Sosa (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term since September 2013.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (June 2004 to present).

Michael L. Ceccato (age 57) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present).

Michelle M. Nelson, Esq. (age 44) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since January 2015.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC (November 2013 to present); Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (December 2004 to November 2013).

Davidson Multi-Cap Equity Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of June 30, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling (877) 332-0529.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Davidson Investment Advisors, Inc.
Davidson Building
 8 Third Street North
Great Falls, MT 59401
 www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
877-332-0529

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205
DAVIDSON MULTI-CAP EQUITY FUND ANNUAL REPORT For the year ended June 30, 2015

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$18,900	$18,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,300	$3,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

  (b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
                                              Douglas G. Hess, President

Date  9/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
                                              Douglas G. Hess, President

Date  9/3/15

By (Signature and Title)* /s/ Cheryl L. King
                                             Cheryl L. King, Treasurer

Date  9/3/15

* Print the name and title of each signing officer under his or her signature